Prospectus Supplement	June 30, 2006

PUTNAM GLOBAL EQUITY FUND Prospectus dated February 28, 2006

The section “Who manages the fund?” is supplemented to reflect that the members of the Global Core Team who are primarily responsible for the day-to-day management of the fund’s portfolio are now solely Shigeki Makino (Portfolio Leader) and Bradford Greenleaf (Portfolio Member).

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